Exhibit 99.1

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited Pro Forma Consolidated Statement of Financial Condition as of September 25, 2009 and the unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 25, 2009 and September 26, 2008 and years ended December 31, 2008, 2007 and 2006 have been prepared to reflect the November 12, 2009 sale (the "Sale") of Edward Jones Limited ("EDJ Limited"), the U.K. subsidiary of Edward D. Jones & Co., L.P., the principal operating subsidiary of The Jones Financial Companies, L.L.L.P. (the "Partnership"), to Towry Law Finance Company Limited ("Towry").  This transaction was described on the Partnership's Current Report on Form 8-K dated October 22, 2009 and filed on October 23, 2009.

The unaudited Pro Forma Consolidated Statement of Financial Condition as of September 25, 2009 is based on the Partnership's historical consolidated statement of financial condition as of that date, and gives effect to the disposition as if the transaction had occurred on September 25, 2009.

The unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 25, 2009 and September 26, 2008 and years ended December 31, 2008, 2007 and 2006 are based on the Partnership's historical consolidated statements of income, and give effect to the disposition transaction as if it had occurred on January 1, 2006, and is reflected as such in all of the respective periods presented.

For the nine month period ended September 25, 2009, EDJ Limited's results of operations were presented within continuing operations in the consolidated results of the Partnership in the Partnership's Quarterly Report on Form 10-Q for such period.  EDJ Limited's results of operations will be presented as discontinued operations in the Partnership's December 31, 2009 Annual Report on Form 10-K, in accordance with Section 45 of the FASB Accounting Standards Codification 205-20, Discontinued Operations.  Therefore, the pro forma elimination of historical results for EDJ Limited is necessary for the nine month period ended September 25, 2009.

The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition.  The actual effect of the Sale could differ from the pro forma adjustments presented herein; however, management believes the assumptions used and the adjustments made are reasonable.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Sale been consummated as of the date indicated or of the results that may be obtained in the future.  These unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the Partnership's Annual Report on Form 10-K for the year ended December 31, 2008, as well as the Partnership's unaudited consolidated financial statements and accompanying notes as of and for the period ended September 25, 2009 and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Partnership's Quarterly Report on Form 10-Q for the period ended September 25, 2009.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

ASSETS

	As of September 25, 2009
	Company	Sale of	Pro Forma
(Dollars in thousands)	Historical (1)	EDJ Limited (2)	Adjustments		Pro Forma

Cash and cash equivalents	$265,779	$(59,971)	$12,675	(a)	$218,483

Cash and investments segregated under federal and other regulations	2,528,551	(68,551)	–		2,460,000

Securities purchased under agreements to resell	618,650	–	–		618,650

Receivable from:
Customers	2,013,711	(1,743)	–		2,011,968
Brokers, dealers and clearing organizations	182,357	(7,663)	–		174,694
Mutual funds, insurance companies, and other	149,374	(2,211)	–		147,163

Securities owned, at fair value
Inventory securities	183,119	(540)	–		182,579
Investment securities	88,631	(2,163)	–		86,468

Equipment, property and improvements, at cost, net of accumulated depreciation	623,457	(9,637)	–		613,820

Other assets	73,377	(3,236)	7,976	(b)	78,117

TOTAL ASSETS	$6,727,006	$(155,715)	$20,651		$6,591,942

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

LIABILITIES

	As of September 25, 2009
	Company	Sale of	Pro Forma
(Dollars in thousands)	Historical (1)	EDJ Limited (2)	Adjustments		Pro Forma

Payable to:
Customers	$4,232,942	$(57,546)	$–		$4,175,396
Brokers, dealers and clearing organizations	158,669	(12,757)	–		145,912

Securities sold, not yet purchased, at fair value	7,998	(418)	–		7,580

Accrued compensation and employee benefits	323,832	(8,425)	–		315,407

Accounts payable and accrued expenses	185,493	(4,903)	18,982	(c)	199,572

Bank loans	74,000	–	–		74,000

Long-term debt	8,496	–	–		8,496
	4,991,430	(84,049)	18,982		4,926,363

Liabilities subordinated to claims of general creditors	257,400	–	–		257,400

Partnership capital subject to mandatory redemption, net of reserve for anticipated withdrawals	1,441,898	–	(69,997)	(d)	1,371,901

Reserve for anticipated withdrawals	36,278	–	–		36,278
Total partnership capital subject to mandatory redemption	1,478,176	–	(69,997)		1,408,179

TOTAL LIABILITIES	$6,727,006	$(84,049)	$(51,015)		$6,591,942

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	For the nine months ended September 25, 2009
(Dollars in thousands,	Company	Sale of	Pro Forma
except per unit information)	Historical (1)	EDJ Limited (2)	Adjustments		Pro Forma
Revenue:
Trade Revenue
Commissions	$1,008,913	$(27,348)	$–		$981,565
Principal transactions	360,599	(1,800)			358,799
Investment banking	63,972	–			63,972
Fee Revenue
Asset fees	681,426	(4,221)			677,205
Account and activity fees	366,701	(2,088)			364,613
Interest and dividends	81,763	(619)			81,144
Other revenue	29,539	798	(3,589)	(e)	26,748
Total revenue	2,592,913	(35,278)	(3,589)		2,554,046
Interest expense	43,389	(32)			43,357
Net revenue	2,549,524	(35,246)	(3,589)		2,510,689
Operating expenses:
Compensation and benefits	1,610,248	(40,252)	19,400	(f)	1,589,396
Occupancy and equipment	246,955	(11,765)			235,190
Communications and data processing	220,305	(7,401)			212,904
Payroll and other taxes	108,185	(4,279)			103,906
Postage and shipping	41,871	(691)			41,180
Advertising	38,008	(2,074)			35,934
Clearance fees	10,673	(272)			10,401
Other operating expenses	121,226	(9,623)			111,603
Total operating expenses	2,397,471	(76,357)	19,400		2,340,514

Income before allocations to partners	152,053	41,111	(22,989)		170,175

Allocations to partners:
Limited partners	18,136	4,904	(2,742)		20,298
Subordinated limited partners	15,288	4,133	(2,311)		17,110
General partners	118,629	32,074	(17,936)		132,767

Net Income	$–	$–	$–		$–

Income before allocations to partners per weighted average $1,000 equivalent limited partnership unit outstanding	$38.35	$10.37	$(5.80)		$42.92

Weighted average $1,000 equivalent limited partnership units outstanding	472,907	472,907	472,907		472,907

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	For the nine months ended September 26, 2008
(Dollars in thousands,	Company	Sale of	Pro Forma
except per unit information)	Historical (1)	EDJ Limited (2)	Adjustments		Pro Forma
Revenue:
Trade Revenue
Commissions	$1,246,889	$(26,315)	$–		$1,220,574
Principal transactions	381,166	(2,625)			378,541
Investment banking	36,095				36,095
Fee Revenue
Asset fees	845,189	(5,111)			840,078
Account and activity fees	354,057	(1,670)			352,387
Interest and dividends	154,228	(3,271)			150,957
Other revenue	(10,286)	(635)	3,831	(e)	(7,090)
Total revenue	3,007,338	(39,627)	3,831		2,971,542
Interest expense	55,616	(703)			54,913
Net revenue	2,951,722	(38,924)	3,831		2,916,629
Operating expenses:
Compensation and benefits	1,822,399	(43,792)	34,252	(f)	1,812,859
Occupancy and equipment	233,566	(13,065)			220,501
Communications and data processing	239,556	(10,202)			229,354
Payroll and other taxes	115,756	(3,669)			112,087
Postage and shipping	43,510	(755)			42,755
Advertising	52,369	(3,118)			49,251
Clearance fees	13,715	(364)			13,351
Other operating expenses	156,163	(10,274)			145,889
Total operating expenses	2,677,034	(85,239)	34,252		2,626,047

Income before allocations to partners	274,688	46,315	(30,421)		290,582

Allocations to partners:
Limited partners	37,267	6,284	(4,127)		39,424
Subordinated limited partners	26,254	4,427	(2,908)		27,773
General partners	211,167	35,604	(23,386)		223,385

Net Income	$–	$–	$–		$–

Income before allocations to partners per weighted average $1,000 equivalent limited partnership unit outstanding	$75.95	$12.81	$(8.41)		$80.35

Weighted average $1,000 equivalent limited partnership units outstanding	490,678	490,678	490,678		490,678

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	For the fiscal year ended December 31, 2008
(Dollars in thousands,	Company	Sale of	Pro Forma
except per unit information)	Historical (3)	EDJ Limited (2)	Adjustments		Pro Forma
Revenue:
Trade Revenue
Commissions	$1,586,600	$(34,041)	$–		$1,552,559
Principal transactions	527,569	(3,539)			524,030
Investment banking	52,747	–			52,747
Fee Revenue
Asset fees	1,067,934	(6,341)			1,061,593
Account and activity fees	473,088	(2,110)			470,978
Interest and dividends	188,939	(4,020)			184,919
Other revenue	(37,842)	(2,414)	14,685	(e)	(25,571)
Total revenue	3,859,035	(52,465)	14,685		3,821,255
Interest expense	72,558	(806)			71,752
Net revenue	3,786,477	(51,659)	14,685		3,749,503
Operating expenses:
Compensation and benefits	2,345,474	(57,283)	49,084	(f)	2,337,275
Occupancy and equipment	314,614	(17,021)			297,593
Communications and data processing	322,549	(13,360)			309,189
Payroll and other taxes	143,351	(5,126)			138,225
Postage and shipping	57,058	(961)			56,097
Advertising	68,120	(3,966)			64,154
Clearance fees	18,574	(518)			18,056
Legal	10,783	456			11,239
Other operating expenses	194,145	(14,427)			179,718
Total operating expenses	3,474,668	(112,206)	49,084		3,411,546

Income before allocations to partners	311,809	60,547	(34,399)		337,957

Allocations to partners:
Limited partners	42,236	8,201	(4,659)		45,778
Subordinated limited partners	29,656	5,759	(3,272)		32,143
General partners	239,917	46,587	(26,468)		260,036

Net Income	$–	$–	$–		$–

Income before allocations to partners per weighted average $1,000 equivalent limited partnership unit outstanding	$86.21	$16.74	$(9.51)		$93.44

Weighted average $1,000 equivalent limited partnership units outstanding	489,920	489,920	489,920		489,920

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	For the fiscal year ended December 31, 2007
(Dollars in thousands,	Company	Sale of	Pro Forma
except per unit information)	Historical (3)	EDJ Limited (2)	Adjustments		Pro Forma
Revenue:
Trade Revenue
Commissions	$1,858,187	$(36,643)	$–		$1,821,544
Principal transactions	384,609	(1,745)			382,864
Investment banking	34,723	–			34,723
Fee Revenue
Asset fees	1,098,621	(5,043)			1,093,578
Account and activity fees	441,027	(1,772)			439,255
Interest and dividends	309,357	(3,833)			305,524
Other revenue	20,343	(7)	(588)	(e)	19,748
Total revenue	4,146,867	(49,043)	(588)		4,097,236
Interest expense	80,603	(931)			79,672
Net revenue	4,066,264	(48,112)	(588)		4,017,564
Operating expenses:
Compensation and benefits	2,493,645	(51,790)	25,167	(f)	2,467,022
Occupancy and equipment	301,119	(16,057)			285,062
Communications and data processing	300,574	(12,067)			288,507
Payroll and other taxes	140,422	(3,899)			136,523
Postage and shipping	58,023	(1,110)			56,913
Advertising	61,943	(3,574)			58,369
Clearance fees	17,096	(658)			16,438
Legal	11,098	(3,609)			7,489
Other operating expenses	174,125	(11,213)			162,912
Total operating expenses	3,558,045	(103,977)	25,167		3,479,235

Income before allocations to partners	508,219	55,865	(25,755)		538,329

Allocations to partners:
Limited partners	82,650	9,085	(4,189)		87,546
Subordinated limited partners	44,346	4,875	(2,247)		46,974
General partners	381,223	41,905	(19,319)		403,809

Net Income	$–	$–	$–		$–

Income before allocations to partners per weighted average $1,000 equivalent limited partnership unit outstanding	$165.92	$18.24	$(8.41)		$175.75

Weighted average $1,000 equivalent limited partnership units outstanding	498,132	498,132	498,132		498,132

THE JONES FINANCIAL COMPANIES, L.L.L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	For the fiscal year ended December 31, 2006
(Dollars in thousands,	Company	Sale of	Pro Forma
except per unit information)	Historical (3)	EDJ Limited (2)	Adjustments		Pro Forma
Revenue:
Trade Revenue
Commissions	$1,663,680	$(27,052)	$–		$1,636,628
Principal transactions	267,038	(907)			266,131
Investment banking	32,505	–			32,505
Fee Revenue
Asset fees	877,771	(3,294)			874,477
Account and activity fees	378,905	(1,146)			377,759
Interest and dividends	253,607	(2,284)			251,323
Other revenue	44,249	911	(3,285)	(e)	41,875
Total revenue	3,517,755	(33,772)	(3,285)		3,480,698
Interest expense	56,218	(531)			55,687
Net revenue	3,461,537	(33,241)	(3,285)		3,425,011
Operating expenses:
Compensation and benefits	2,088,491	(36,202)	17,633	(f)	2,069,922
Occupancy and equipment	273,607	(11,705)			261,902
Communications and data processing	272,879	(10,499)			262,380
Payroll and other taxes	121,976	(2,649)			119,327
Postage and shipping	51,718	(811)			50,907
Advertising	55,841	(2,477)			53,364
Clearance fees	18,010	(297)			17,713
Legal	50,711	10			50,721
Other operating expenses	137,638	(8,146)			129,492
Total operating expenses	3,070,871	(72,776)	17,633		3,015,728

Income before allocations to partners	390,666	39,535	(20,918)		409,283

Allocations to partners:
Limited partners	34,035	3,444	(1,822)		35,657
Subordinated limited partners	37,885	3,834	(2,029)		39,690
General partners	318,746	32,257	(17,067)		333,936

Net Income	$–	$–	$–		$–

Income before allocations to partners per weighted average $1,000 equivalent limited partnership unit outstanding	$161.95	$16.39	$(8.67)		$169.67

Weighted average $1,000 equivalent limited partnership units outstanding	210,157	210,157	210,157		210,157

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS:

(1)	As reported in the Partnership's Quarterly Report on Form 10-Q for the period ended September 25, 2009.

(2)	Reported from the historic EDJ Limited financial statements, net of any intercompany eliminations.

(3)	As reported in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2008.

(a)	Represents the U.S. Dollar equivalent of the estimated amount received for net assets in excess of £36 million as of the closing date, as if the Sale had been consummated on September 25, 2009.

(b)	Represents the U.S. Dollar equivalent of the receivable of £5 million to be paid by Towry on the one year anniversary of closing of the Sale.

(c)

Reflects an accrual for approximately $15 million for the estimated present value of terminating the EDJ Limited headquarter lease as a result of the Sale, as well as other estimated costs directly attributable to the Sale.

(d)

Reflects the total charges that the Partnership would recognize related to the Sale as if the Sale would have occurred on September 25, 2009.  Included in this amount are approximately $52 million related to the loss on the Sale of EDJ Limited, approximately $15 million to record the estimated present value of terminating the EDJ Limited headquarter lease, as well as other estimated costs related to the Sale of approximately $3 million.

(e)

Reflects the elimination of the foreign currency gain/loss recognized by the Partnership due to the translation of the EDJ Limited statement of financial condition from local currency to U.S. Dollars, had the Sale been consummated on January 1, 2006.

(f)	Reflects the estimated change in variable compensation that would have been recognized by the Partnership had the Sale been consummated on January 1, 2006.

The accompanying unaudited pro forma consolidated financial statements do not reflect proceeds, if any, that the Partnership may receive based on any utilization of tax loss carry-forwards by Towry during the 12-year period following the closing of the Sale.